                                                                               .
                                                                               .
                                                                               .
                                                                     Exhibit 8.1


List of Susidiaries of Mitsui & Co.,Ltd.


           Registered Name                                      Jurisdiction of Incorporation
           ---------------                                      -----------------------------
MITSUI ARGENTINA S.A.                                            ARGENTINA
RAILWAY LEASING ARGENTINA S.A.                                   ARGENTINA
MBK AUSTRALIA RESORTS PTY LTD                                    AUSTRALIA
MITSUI & CO.(AUSTRALIA) LTD.                                     AUSTRALIA
MITSUI & CO.FINANCIAL SERVICES(AUSTRALIA)                        AUSTRALIA
MITSUI COAL HOLDINGS PTY., LTD.                                  AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.                            AUSTRALIA
MITSUI PLANTATION DEVELOPMENT PTY.LTD.                           AUSTRALIA
MITSUI SALT PTY.,LTD.                                            AUSTRALIA
MITSUI-ITOCHU IRON PTY. LTD.                                     AUSTRALIA
MITTWELL ENERGY RESOURCES PTY.,LTD.                              AUSTRALIA
NUTRITION SPECIALITIES PTY. LTD.                                 AUSTRALIA
WANDOO PETROLEUM PTY LTD.                                        AUSTRALIA
MITSUI & CO. AUSTRIA GES.M.B.H.                                  AUSTRIA
MITSUI & CO. (MIDDLE EAST) E.C.                                  BAHRAIN
CERTIS INTERNATIONAL SA NV                                       BELGIUM
MITSUI AND CO. BENELUX S.A./N.V.                                 BELGIUM
N.V. SUBARU BENELUX S.A.                                         BELGIUM
LPG TRANSPORT SERVICE LTD.                                       BERMUDA
FERTILIZANTES MITSUI S.A. INDUSTRIA COMERC                       BRAZIL
MBK-FURUKAWA SISTEMAS S.A.                                       BRAZIL
MITSUI ALIMENTOS LTDA.                                           BRAZIL
MITSUI BRASILEIRA IMPORTACAO E EXPORTACAO#                       BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.                                   BRAZIL
CRAYFIELD ENTERPRISE LIMITED                                     BRITISH VIRGIN ISLANDS
ROUND GROUP LIMITED                                              BRITISH VIRGIN ISLANDS
WING GLORY LIMITED                                               BRITISH VIRGIN ISLANDS
ARGO SALES LTD.                                                  CANADA
FRASER WHARVES LTD.                                              CANADA
MITSUI & CO. (CANADA) LTD.                                       CANADA
MITSUI AUTO STEEL CANADA INC.                                    CANADA
TRANSFREIGHT INC.                                                CANADA
JUPITER TRADING (CAYMAN) LTD.                                    CAYMAN ISLANDS
JVP FUND CAYMAN, LTD                                             CAYMAN ISLANDS
MITSUI BUSSAN CAPITAL MANAGEMENT (CAYMAN)                        CAYMAN ISLANDS
MITSUI BUSSAN GOLD INVESTMENT (CAYMAN)                           CAYMAN ISLANDS
AUTO ACCESSORY CHILE S.A.                                        CHILE
AUTOMOTORA MITSUI LTDA                                           CHILE
MB TIRE LATIN AMERICA S.A.                                       CHILE
MITSUI BUSSSAN INVERSIONES LIMITADA                              CHILE
MITSUI CHILE LTDA.                                               CHILE
MITSUI TRADING AND SERVICE LTDA.                                 CHILE
TOYOTA CHILE S.A.                                                CHILE
MITSUI DE COLOMBIA S.A.                                          COLOMBIA
MIT KREHALON S.R.O.                                              CZECH
MITSUI DEL ECUADOR S.A.                                          ECUADOR
MITSUI & CO. EUROPE (FINLAND)OY                                  FINLAND
MITSUI & CO. FRANCE S.A.S.                                       FRANCE
MEE MITSUI ELECTRONICS EUROPE GMBH                               GERMANY
MITSUI & CO. DEUTSCHLAND GMBH                                    GERMANY
MITSUI MACHINE TOOL EUROPE GMBH                                  GERMANY
MMF GMBH                                                         GERMANY
SPIESS URANIA CHEMICALS GMBH                                     GERMANY
AK & M TRADING CO.,LTD.                                          HONG KONG

ALTA MODA INTERNATIONAL LIMITED                                  HONG KONG
GLOBAL RIGHT HOLDINGS LIMITED                                    HONG KONG
GOLD FORUM ENTERPRISES LTD.                                      HONG KONG
M.B.K. CENTRAL CO., (H.K.) LTD.                                  HONG KONG
MITSUI & CO. (HONG KONG) LTD.                                    HONG KONG
MITSUI BUSSAN PRECIOUS METALS HK                                 HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.                                 HONG KONG
MITSUI PACKAGING MATERIAL TRADING CO.,LTD                        HONG KONG
MITSUI PETROLEUM PRODUCTS TRADING LTD                            HONG KONG
NEXUS(HONG KONG) MFG, CO. LTD.                                   HONG KONG
TANBERRY LIMITED                                                 HONG KONG
YE LONG INVESTMENT CO., LIMITED                                  HONG KONG
MITSUI & CO. INDIA PVT. LTD.                                     INDIA
SESA GOA LIMITED                                                 INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV LTD                       INDIA
P.T. BUSSAN AUTO FINANCE                                         INDONESIA
P.T. KALTIM PASIFIK AMONIAK                                      INDONESIA
P.T. MITSUI INDONESIA                                            INDONESIA
P.T. PRO-INTERCONTINENTAL TERMINALS INDON                        INDONESIA
P.T. TIGA MANUNGGAL SYNTHETIC INDUSTRIES                         INDONESIA
P.T.KATINGAN TIMBER CO.                                          INDONESIA
MITSUI & CO., IRAN LTD.                                          IRAN
REINSURANCE COMPANY OF EUROPEAN TRINET LTD                       IRELAND
MITSUI & CO. ITALIA S.P.A.                                       ITALY
SUBARU ITALIA S.P.A.                                             ITALY
ADAM NET LTD.                                                    JAPAN
AMATECH INC.                                                     JAPAN
ANZEN SAKUDO CO., LTD.                                           JAPAN
ARBOR ACRES JAPAN CO., LTD.                                      JAPAN
ASIA INVESTMENT FUND                                             JAPAN
BENDERSV                                                         JAPAN
BETA-CHEM,INC                                                    JAPAN
BIO NANOTEC RESEARCH INSTITUTE INC.                              JAPAN
BKJ CORPORATION                                                  JAPAN
BOSOKOHATU                                                       JAPAN
BSI CO.,LTD.                                                     JAPAN
BUSSAN ACTIVE                                                    JAPAN
BUSSAN AGRI-RETAIL SYSTEMS CO.,LTD                               JAPAN
BUSSAN AMENITY CO.,LTD.                                          JAPAN
BUSSAN ASSET MANAGEMENT CO.,LTD.                                 JAPAN
BUSSAN BIOTECH                                                   JAPAN
BUSSAN COMMUNITY CO., LTD.                                       JAPAN
BUSSAN CREDIT CO., LTD.                                          JAPAN
BUSSAN FRESH CO,.LTD                                             JAPAN
BUSSAN HUMAN RESOURCES CORPORATION                               JAPAN
BUSSAN MACHINERY SERVICES CO., LTD.                              JAPAN
BUSSAN MARKETING SERVICE INCORPORATED                            JAPAN
BUSSAN MEDICAL INC.                                              JAPAN
BUSSAN NETWORKS, LTD.                                            JAPAN
BUSSAN PACKAGE SERVICE CO.,LTD                                   JAPAN
BUSSAN REAL ESTATE DEVELOPMENT CO.,LTD.                          JAPAN
BUSSAN RICE & PRODUCTS,INC.                                      JAPAN
BUSSAN SERVICE CO., LTD                                          JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.                           JAPAN
BUSSAN TRANSPORTATION SYSTEM CO., LTD.                           JAPAN
BUSSANPENT                                                       JAPAN
C.N.J. CO.,LTD                                                   JAPAN

CABLENET SAITAMA INC.                                            JAPAN
CANVAS CAFE CORPORATION                                          JAPAN
CARBON NANOTECH RESEARCH INSTITUTE INC.                          JAPAN
CESCO                                                            JAPAN
CHITA FUTO KAISHA L.T.D.                                         JAPAN
CHLORINE ENGINEERS CORP. LTD.                                    JAPAN
COFCO LTD                                                        JAPAN
COSMO TEXTILE CO., LTD.                                          JAPAN
CURIOCITY                                                        JAPAN
DAIICHI BROILER                                                  JAPAN
DAIICHI SERVICE CO.,LTD.                                         JAPAN
DAIICHI TANKER CO., LTD.                                         JAPAN
DAI-ICHI TRADING CO.,LTD                                         JAPAN
DAITO CHEMICAL INDUSTRIES, LTD.                                  JAPAN
DATAEXPRESS CORPORATION                                          JAPAN
DEVICE NANOTECH RESEARCH INSTITUTE                               JAPAN
E3NETWORKS, LTD.                                                 JAPAN
EL COBRE LTD                                                     JAPAN
FRESH FARM SUPPLY CORPORATION                                    JAPAN
FRONT VISION                                                     JAPAN
FUJI TEKKO SHIZAI CO.,LTD                                        JAPAN
FUJISAKU                                                         JAPAN
GORDEX CORPORATION.                                              JAPAN
HANAE MORI ASSOCIATES CO., LTD.                                  JAPAN
HINO CABLE TV INC.                                               JAPAN
HIROBISHI SOKO UNYU                                              JAPAN
HOKKAI SEAFOODS CO.,LTD                                          JAPAN
HYPOR JAPAN COMPANY LIMITED                                      JAPAN
INFORMATION RESOURCES JAPAN LIMITED                              JAPAN
INRI INC.                                                        JAPAN
JAPAN ALTERNATIVE INVESTMENT CO.                                 JAPAN
JAPAN-ARABIA METHANOL CO.,LTD.                                   JAPAN
JPK                                                              JAPAN
K.K ICHIREI                                                      JAPAN
KANTO STAINLESS STEEL CENTER CO.,LTD.                            JAPAN
KEIYO TOSHI SERVICE CO., LTD.                                    JAPAN
KIDS STATION INC.                                                JAPAN
KINOSHITA & CO., LTD.                                            JAPAN
KINOSIGE                                                         JAPAN
KOKUSAI OIL AND CHEMICAL CO., LTD.                               JAPAN
KONANFUTO CO., LTD.                                              JAPAN
KYUUSYUU KOUGYOU                                                 JAPAN
LEISURE ELECTRONICS TECHNOLOGY CO., LTD.                         JAPAN
LICENSE ONLINE,LTD.                                              JAPAN
LOGI-NET CO.,LTD.                                                JAPAN
M.FSI LTD.                                                       JAPAN
MANGO JAPAN CO.,LTD                                              JAPAN
MBK COIL CENTER CO., LTD.                                        JAPAN
MBK MICROTEK INC.                                                JAPAN
MBK NAGOYA KOZAI CENTER                                          JAPAN
MBK RAIL FINANCE CORPORATION                                     JAPAN
MBK RYUTSU PARTNERS                                              JAPAN
MBK TELECOM TRADING CO LTD                                       JAPAN
MEDIVANCE CO. LTD                                                JAPAN
MITSUI & ASSOCIATES TELEPARK CORPORATION                         JAPAN
MITSUI & CO. POWER SYSTEMS CORPORATION                           JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.                                JAPAN

MITSUI BUSSAN AGRO BUSINESS CO., LIMITED                         JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.                                    JAPAN
MITSUI BUSSAN DIGITAL CORPORATION                                JAPAN
MITSUI BUSSAN ENERGY BUTSURYU                                    JAPAN
MITSUI BUSSAN FORESTRY CO., LTD.                                 JAPAN
MITSUI BUSSAN FUTURES  LTD                                       JAPAN
MITSUI BUSSAN HI-TEX CO.,LTD.                                    JAPAN
MITSUI BUSSAN HOUSE TECH,INC                                     JAPAN
MITSUI BUSSAN HOUSE-TECHNO. INC.                                 JAPAN
MITSUI BUSSAN INSURANCE CENTER CO.,LTD.                          JAPAN
MITSUI BUSSAN INTER-FASHION LTD.                                 JAPAN
MITSUI BUSSAN MACHINERY CO.,LTD.                                 JAPAN
MITSUI BUSSAN MARINE SERVICE CO., LTD.                           JAPAN
MITSUI BUSSAN METALS SALES CO., LTD.                             JAPAN
MITSUI BUSSAN PLAHAN CO.,LTD                                     JAPAN
MITSUI BUSSAN PLANT & PROJECT CO.                                JAPAN
MITSUI BUSSAN PLASTICS KANSAI CO., LTD.                          JAPAN
MITSUI BUSSAN RAW MATERIALS DEVELOPMENT                          JAPAN
MITSUI BUSSAN ROSSIGNOL CORPORATION                              JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD                                 JAPAN
MITSUI BUSSAN TRANSPORTATION SERVICES                            JAPAN
MITSUI GLOBAL STRATEGIC STUDIES INSTITUTE                        JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.                              JAPAN
MITSUI OIL & GAS CO., LTD.                                       JAPAN
MITSUI SAKHALIN DEVELOPMENT CO.,LTD.                             JAPAN
MITSUI&CO.STAINLESS AND SPECIAL STEEL                            JAPAN
MITSUIBUSSAN WIRE SUPPLY CO.,LTD                                 JAPAN
MITSUIBUSSANCONSTRUCTIONMATERIALS CO.,LTD.                       JAPAN
MITUSI BUSSAN SOLVENT & COATING.CO.,LTD                          JAPAN
MODE IN MODE INC.                                                JAPAN
MVC CORPORATION                                                  JAPAN
NETMILE INC.                                                     JAPAN
NEW MATERIAL SERVICE INC.                                        JAPAN
NIKKEN FINE CHEMICALS CO.,LTD.                                   JAPAN
NISSI CO.,LTD                                                    JAPAN
NITTA SHOJI                                                      JAPAN
NITTO LOGISTICS CO.,LTD.                                         JAPAN
OBARAKOGYO                                                       JAPAN
OCC CORPORATION                                                  JAPAN
ORIENT MARINE CO.,LTD.                                           JAPAN
OSAKA DAIICHI SERVICE CO., LTD.                                  JAPAN
PAITON POWER INVESTMENT CO., LTD.                                JAPAN
PLANT MAINTENANCE CORP                                           JAPAN
PREST CORPORATION                                                JAPAN
PUREARTH INCORPORATED                                            JAPAN
PURETRON LTD.                                                    JAPAN
QATAR LNG SERVICE AGENCY CO.,LTD.                                JAPAN
RETAIL SYSTEM SERVICE                                            JAPAN
SADOSHIMA METAL CO., LTD.                                        JAPAN
SAGAMIKO PICNIC-LAND CO.,LTD.                                    JAPAN
SAIBAI NET KABUSHIKIGAISYA                                       JAPAN
SANEI CORPO                                                      JAPAN
SANKO K.K                                                        JAPAN
SANSEI BUSSAN                                                    JAPAN
SANYO KOGYO CO.,LTD.                                             JAPAN
SANYU KOAMI                                                      JAPAN
SEIKEI STEEL TUBE CORP                                           JAPAN

SEIKI CORPORATION                                                JAPAN
SHIN SANKO KOKAN                                                 JAPAN
SHIRASAGI GOLF CLUB CO.,LTD.                                     JAPAN
SK KOGYO.,LTD.                                                   JAPAN
STARNET CORPORATION                                              JAPAN
SUN CLEAN ENGINEERING CO. LTD.                                   JAPAN
SUNKO MERCHANDISING INC.                                         JAPAN
SUPERNET SOLUTIONS CORPORATION                                   JAPAN
TAKATUKI DIE-CASTING CO.,LTD.                                    JAPAN
TAKEOKA GOLF CLUB                                                JAPAN
TERMINUS & CO., LTD.                                             JAPAN
TITAKYYUSO                                                       JAPAN
TOHO BUSSAN KAISHA, LTD.                                         JAPAN
TOHO SUISAN CO., LTD.                                            JAPAN
TOMBO CAPITAL CORPORATION                                        JAPAN
TOSHIN SOKO KAISHA, LTD.                                         JAPAN
TOYO NUCLEAR SERVICES CO.,LTD.                                   JAPAN
TOYO OFFICEMATION INC.                                           JAPAN
TOYO SHIP MACHINERY CO.,LTD.                                     JAPAN
TOYO VALVE CO., LTD.                                             JAPAN
TOYO WIRE LTD.                                                   JAPAN
TOYOMARINE                                                       JAPAN
TRADE DOCUMENTS SERVICE LTD.                                     JAPAN
TRANS FLEET CO., LTD                                             JAPAN
TRI-NET (JAPAN) INC.                                             JAPAN
TSUDA CORPORATION                                                JAPAN
TSUTSUMITEKKOU                                                   JAPAN
TUNA GRASO JAPAN CO.,LTD.                                        JAPAN
UBE & BUSSAN MAGNESIUM                                           JAPAN
WANDOO OIL DEVELOPMENT CO.,LTD.                                  JAPAN
XION CORPORATION                                                 JAPAN
Y.K. LOGISTICS CORPORATION,LTD                                   JAPAN
YADANA INVESTMENT JAPAN,LTD.                                     JAPAN
YAMABUN STAINLESS CENTER CO.                                     JAPAN
YAMAROKU                                                         JAPAN
AL-ABAR AL-THALATH TRADING CO.W.L.L.                             KUWAIT
CLIO MARINE INC.                                                 LIBERIA
CM PACIFIC MARITIME CORPORATION                                  LIBERIA
F CORPORATION, LTD.                                              LIBERIA
GEE CORPORATION INC.                                             LIBERIA
GRACIELA SHIPPING INC.                                           LIBERIA
LEPTA SHIPPING CO., LTD.                                         LIBERIA
ROSEBAY CO., LTD.                                                LIBERIA
LIBERTY INVESTMENT S.A.                                          LUXEMBOURG
INTERCONTINENTAL TERMINALS (M) SDN.                              MALAYSIA
MITSUI & CO., MANAGEMENT SERVICES SDN.BHD.                       MALAYSIA
MITSUI & CO.,TRANSPORTATION SYSTEMS ASIA                         MALAYSIA
MITSUI POWER PD (M) SDN. BHD.                                    MALAYSIA
MITSUI VCM HOLDINGS (MALAYSIA) SDN. BHD.                         MALAYSIA
MITSUI DE MEXICO, S.A. DE C.V.                                   MEXICO
CERTIS EUROPE B.V.                                               NETHERLANDS
EMERALD GREEN HOLDING B.V.                                       NETHERLANDS
EURO CHILENA COPPER B.V.                                         NETHERLANDS
EURO-MIT STAAL B.V.                                              NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.                                  NETHERLANDS
MCM FOODS B.V.                                                   NETHERLANDS
MITSUI & CO. (E&P) B.V.                                          NETHERLANDS

MITSUI & CO. E&P INVESTMENT B.V.                                 NETHERLANDS
MITSUI & CO. INTERNATIONAL (EUROPE) B.V.                         NETHERLANDS
MITSUI & CO. NEDERLAND B.V.                                      NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.                                    NETHERLANDS
MITSUI E&P MIDDLE EAST B.V.                                      NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.                                NETHERLANDS
MITSUI LNG NEDERLAND B.V.                                        NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.                                    NETHERLANDS
M-MIT DISTRIBUTION B.V.                                          NETHERLANDS
PAITON POWER FINANCING B.V.                                      NETHERLANDS
PLALLOY MTD BV                                                   NETHERLANDS
TOMBO AVIATION NETHERLANDS B.V.                                  NETHERLANDS
MITSUI & CO.,(NZ)LTD., AUCKLAND                                  NEW ZEALAND
MBK NIGERIA LTD.                                                 NIGERIA
MITSUI & CO. NORWAY AS.                                          NORWAY
JUNKO MARITIME S.A.                                              PANAMA
M&D VCM SHIPPING S.A.                                            PANAMA
M.I. HOLDING S.A.                                                PANAMA
PALM S.A.                                                        PANAMA
R NAVIGATION S.A.                                                PANAMA
TOMOMI SHIPPING S.A.                                             PANAMA
TOYO MARINE PANAMA SHIPPING S.A.                                 PANAMA
TRI-GOD NAVIGATION S.A.                                          PANAMA
TRI-ROCK NAVIGATION,S.A.                                         PANAMA
DAIRU (NINGBO) GARMENT MFG. LTD                                  PEOPLE'S REP. OF CHINA
MITSUI & CO. (SHENZHEN) TRADING LTD.                             PEOPLE'S REP. OF CHINA
MITSUI & CO.,(CHINA)LTD.                                         PEOPLE'S REP. OF CHINA
MITSUI &CO.(SHANGHAI)LTD.                                        PEOPLE'S REP. OF CHINA
SHANGHAISANMING BUILDING MATERIALS CO.LTD                        PEOPLE'S REP. OF CHINA
WUXI XIJING STEEL PROCESSING CO.,LTD.                            PEOPLE'S REP. OF CHINA
MITSUI AUTOMOTRIZ S.A.                                           PERU
MITSUI DEL PERU S.A.                                             PERU
MITSUI MAQUINARIAS PERU S.A.                                     PERU
MITSUI-MASA LEASING S.A.                                         PERU
MITSUI TRANSNET (PHILIPPINES) CORPORATION                        PHILIPPINES
MITSUI MOTOR POLSKA SP.Z O.O.                                    POLAND
MITSUI PLASTIC POLSKA SPZOO                                      POLAND
MITSUI & CO. PORTUGAL LDA.                                       PORTUGAL
MITSUI & CO. KOREA LTD.                                          REPUBLIC OF KOREA
BIOSTAR RESEARCH PTE. LTD.                                       SINGAPORE
CONNEXXION MARITIME LOGISTICS PTE LTD.                           SINGAPORE
GARDENIA SHIPPING CO.(PTE) LTD.                                  SINGAPORE
GARLAND SHIPPING PTE. LTD.                                       SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE., LTD.                          SINGAPORE
MEGASTEEL HOLDINGS PTE LTD.                                      SINGAPORE
MITSUI & CO.,ASIA INVESTMENT PTE.LTD.                            SINGAPORE
MITSUI ELECTRONICS ASIA                                          SINGAPORE
MITSUI O.M.T. PTE LTD                                            SINGAPORE
MITSUI OIL (ASIA) PTE. LTD.                                      SINGAPORE
NEW MATERIAL INC(PTE) LTD.                                       SINGAPORE
SOUTHERN CROSS CARRIERS (PTE.) LTD.                              SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE LTD.                                SINGAPORE
YAMATO POLYMER (VIETNAM) CO., LTD.                               SOCIALIST REP.VIET NAM
MITSUI & CO. SOUTHERN AFRICA (PTY) LTD.                          SOUTH AFRICA
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA                         SOUTH AFRICA
NATIONAL AUTO GLASS (PROPRIETARY) LIMITED                        SOUTH AFRICA
MITSUI & CO. ESPANA S.A.                                         SPAIN

MITSUI & CO. SCANDINAVIA A.B.                                    SWEDEN
MITSUI & CO. (TAIWAN) LTD.                                       TAIWAN
ARAKAWA CHEMICAL(THAILAND)., LTD.                                THAILAND
BANGKOK COIL CENTER CO., LTD.                                    THAILAND
MIT-FORWARD HOLDING(THAILAND)LIMITED                             THAILAND
MITSIAM ESTATE DEVELOPMENT LTD.                                  THAILAND
MITSIAM INTERNATIONAL LTD                                        THAILAND
MITSIAM MOTORS CO., LTD.                                         THAILAND
MITSIAM PLASTICS CO.,LTD.                                        THAILAND
MITSUI & CO., (THAILAND) LTD.                                    THAILAND
MIT-TRANS HOLDING (THAILAND) LIMITED                             THAILAND
SATHORN CAPITAL CO.,LTD.                                         THAILAND
SIAM TANK TERMINALS CO., LTD.                                    THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED                       THAILAND
TOYO VALVE (THAILAND) CO., LTD.                                  THAILAND
MYANMAR MEGASTEEL INDUSTRIES LTD.                                THE UNION OF MYANMAR
MITSUI & CO.,(TURKEY)LTD.                                        TURKEY
ACCESS CAPITAL CORPORATION                                       U.S.A.
AMERICAN TRI-NET EXPRESS,INC.                                    U.S.A.
BIOPRODUCTS INC.                                                 U.S.A.
BUSSAN NEWPORT INC.                                              U.S.A.
CERTIS HOLDINGS,INC                                              U.S.A.
CHAMPIONS PIPE & SUPPLY, INC.                                    U.S.A.
CHANNEL TERMINAL CORP.                                           U.S.A.
ENERGY INVESTMENT (U.S.A.), INC.                                 U.S.A.
GINREI, INC.                                                     U.S.A.
GLOBAL OCTANES CORPORATION                                       U.S.A.
GLOBAL OCTANES HOLDING INC.                                      U.S.A.
GLOBAL OCTANES INVESTMENT INC.                                   U.S.A.
HYDRO MANAGEMENT RESOURCES INC.                                  U.S.A.
INORGCHEM INVESTMENT INC,                                        U.S.A.
INTERMODAL TERMINAL INC.                                         U.S.A.
ITM INVESTMENTS, INC.                                            U.S.A.
MB EMISSION TRADING,INC                                          U.S.A.
MBK LAGUNA INC.                                                  U.S.A.
MBK MASTERS,INC.                                                 U.S.A.
MBK NEWPORT INC.                                                 U.S.A.
MBK NORTHERN HILLS REAL ESTATE, INC                              U.S.A.
MCD CAPITAL CORPORATION                                          U.S.A.
MCVP HOLDING,INC.                                                U.S.A.
MITALCO INC.                                                     U.S.A.
MIT-DDM LTD.                                                     U.S.A.
MITEC.CORPORATION                                                U.S.A.
MITSUI & CO. INVESTMENT PRODUCTS                                 U.S.A.
MITSUI & CO. PRECIOUS METALS, INC.                               U.S.A.
MITSUI & CO. VENTURE PARTNERS                                    U.S.A.
MITSUI & CO.(U.S.A.), INC., NEW YORK                             U.S.A.
MITSUI AUTOMOTIVE NORTH AMERICA INC.                             U.S.A.
MITSUI BUSSAN LOGISTICS INC.                                     U.S.A.
MITSUI COMTEK CORP.                                              U.S.A.
MITSUI FOODS,INC.                                                U.S.A.
MITSUI MACHINE TECHNOLOGY, INC                                   U.S.A.
MITSUI MACHINERY DISTRIBUTION INC.                               U.S.A.
MITSUI PLASTICS INC.                                             U.S.A.
MITSUI STEEL DEVELOPMENT CO.                                     U.S.A.
MITSUI TEXTILE CORP.                                             U.S.A.
MITSUI TUBULAR PRODUCTS,INC.                                     U.S.A.

MMDI, INC.                                                       U.S.A.
MPCD INC.                                                        U.S.A.
MSB COPPER CORP.                                                 U.S.A.
NOVUS INTERNATIONAL INC.                                         U.S.A.
PINNACLE STEEL PROCESSING, INC.                                  U.S.A.
PORTAC INC.                                                      U.S.A.
RAW MATERIALS DEVELOPMENT CO.                                    U.S.A.
SAN DIEGO COIL CENTER,INC.                                       U.S.A.
THE MBK RAIL CAPITAL COMPANIES, INC.                             U.S.A.
TOMBO AVIATION INC.                                              U.S.A.
UNITED GRAIN CORP.                                               U.S.A.
VICTORY CHLOR-ALKALI AND EDC COMPANY,INC                         U.S.A.
WESTPORT PETROLEUM INC.                                          U.S.A.
WILSEY FOODS INC.                                                U.S.A.
AGRISENSE BCS LIMITED                                            UNITED KINGDOM
ARCADIA PETROLEUM LIMITED                                        UNITED KINGDOM
BIOLOGICAL CROP PROTECTION LIMITED                               UNITED KINGDOM
COHEN & WILKS INTERNATIONAL LTD.                                 UNITED KINGDOM
DATATAG ID LIMITED                                               UNITED KINGDOM
EARLYGUARD LIMITED                                               UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED                                      UNITED KINGDOM
FINSIDER INTERNATIONAL COMPANY LIMITED                           UNITED KINGDOM
MBK RAIL LINK CONSTRUCTION LTD.                                  UNITED KINGDOM
MITSUI & CO. EUROPE PLC                                          UNITED KINGDOM
MITSUI & CO. UK PLC                                              UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.                                   UNITED KINGDOM
MITSUI&CO., ENERGY RISK MANAGEMENT LTD.                          UNITED KINGDOM
THE INTERNATIONAL METALS&MINERALS CO.,LTD.                       UNITED KINGDOM
THREE WELLS LIMITED                                              UNITED KINGDOM
TRANSFREIGHT AUTOMOTIVE LOGISTICS EUROPE                         UNITED KINGDOM
YAMAHA MOTOR(UK) LIMITED                                         UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.                                        VENEZUELA